UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 31, 2005

Date of Report (Date of earliest event reported):

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Sun Microsystems, Inc. (Sun) on September 6, 2005 to provide the financial statements and pro forma financial information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements Of Business Acquired

The following unaudited interim condensed consolidated financial statements of Storage Technology Corporation (StorageTek) are filed hereto as Exhibit 99.1:

StorageTek Consolidated Financial Statements as of July 1, 2005 and for the Three and Six Months Ended July 1, 2005

StorageTek Consolidated Financial Statements as of June 25, 2004 and for the Three and Six Months Ended June 25, 2004.

The following audited consolidated financial statements of StorageTek and the related report of its independent registered public accounting firm are filed hereto as Exhibit 99.2:

StorageTek Consolidated Financial Statements as of December 31, 2004 and December 26, 2003 and for each of the three years in the period ended December 31, 2004.

(b)	Unaudited Pro Forma Financial Information

The Unaudited Pro Forma Combined Condensed Statement of Operations of Sun and StorageTek for the Year Ended June 30, 2005 and Unaudited Pro Forma Combined Condensed Balance Sheet of Sun and StorageTek as of June 30, 2005 are filed hereto as Exhibit 99.3.

(c)	Exhibits

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1(1)

StorageTek Unaudited Condensed Consolidated Financial Statements as of July 1, 2005 and for the Three and Six Months Ended July 1, 2005

StorageTek Unaudited Condensed Consolidated Financial Statements as of June 25, 2004 and for the Three and Six Months Ended June 25, 2004

99.2(2)	StorageTek Audited Consolidated Financial Statements as of December 31, 2004 and December 26, 2003 and for each of the three years in the period ended December 31, 2004

99.3	Unaudited Pro Forma Combined Condensed Statement of Operations of Sun and StorageTek for the Year Ended June 30, 2005 and Unaudited Pro Forma Combined Condensed Balance Sheet of Sun and StorageTek as of June 30, 2005

(1)	Incorporated by reference to StorageTek’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2005
(2)	Incorporated by reference to StorageTek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

SUN MICROSYSTEMS, INC.

Dated: November 17, 2005	BY:	/s/ Stephen T. McGowan
Stephen T. McGowan
Chief Financial Officer and
Executive Vice President, Corporate Resources
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1(1)

StorageTek Unaudited Condensed Consolidated Financial Statements as of July 1, 2005 and for the Three and Six Months Ended July 1, 2005

StorageTek Unaudited Condensed Consolidated Financial Statements as of June 25, 2004 and for the Three and Six Months Ended June 25, 2004

99.2(2)	StorageTek Audited Consolidated Financial Statements as of December 31, 2004 and December 26, 2003 and for each of the three years in the period ended December 31, 2004

99.3	Unaudited Pro Forma Combined Condensed Statement of Operations of Sun and StorageTek for the Year Ended June 30, 2005 and Unaudited Pro Forma Combined Condensed Balance Sheet of Sun and StorageTek as of June 30, 2005

(1)	Incorporated by reference to StorageTek’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2005
(2)	Incorporated by reference to StorageTek’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004

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